SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)
Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 8.01

OTHER EVENTS

On May 29, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”), through its wholly-owned subsidiary, Impact Technologies, Inc. (“Impact”), signed a Letter of Intent (“LOI”) with Dennis Branconnier (“Mr. Branconnier”) to sell an exclusive limited liability license of the Company’s software technology to Mr. Branconnier for a term of ten (10) years in exchange for $500,000.  On September 8, 2011, Impact and Mr. Branconnier signed a Letter of Termination (the “Letter”) whereby the parties mutually agreed to void and terminate the LOI, effective immediately.

A description of the terms of the LOI was previously provided in the Company’s Amended Current Report on Form 8-K/A filed on June 9, 2011, and is incorporated herein by reference.  The foregoing summary description of the terms of the Letter may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Letter, this reference is made to such document, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Letter of Termination between Impact Technologies, Inc. and Dennis Branconnier dated September 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: September 9, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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